September 10, 2003


VIA EDGAR LINK
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Re: Pruco Life of New Jersey Flexible Premium Variable Annuity Account (File No. 333-49230)
      ------------------------------------------------------------------

Dear Commissioners:

      On behalf of Pruco Life of New Jersey Insurance Company and the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"), we hereby submit pursuant to Rule 30b2-1(a) under the Investment Company Act of 1940 (the "Act"), that the Account's semi-annual report for the period ending June 30, 2003 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

      In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios: Evergreen Variable Annuity Trust - Evergreen VA Blue Chip Fund, Evergreen VA Capital Growth Fund, Evergreen VA Foundation Fund, Evergreen VA Global Leaders Fund, Evergreen VA Growth Fund, Evergreen VA Masters Fund, Evergreen VA Omega Fund, Evergreen VA Small Cap Value Fund; Janus Aspen Series-Growth Portfolio (Service Shares); The Prudential Series Fund, Inc.: Global Portfolio, Jennison Portfolio, Money Market Portfolio, Stock Index Portfolio, Equity Portfolio, Prudential Value Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio.

1.    Filer/ Entity:    Evergreen Variable Annuity Trust
      Registration No.: 811-08716
      CIK No.           0000928754
      Accession No.:    0000936772-03-000320
      Date of Filing:   08/25/2003

2.    Filer/ Entity:    Janus Aspen Series
      Registration No.: 811-07736
      CIK No.           0000906185
      Accession No.:    0000906185-03-000009
      Date of Filing:   08/22/2003

3.    Filer/Entity      The Prudential Series Fund, Inc.
      Registration No.: 811-03623
      CIK No.           0000711175
      Accession No.:    0001193125-03-047174
      Date of Filing:   09/09/2003

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                       Sincerely,


                                       /s/ C. Christopher Sprague
                                       Vice President, Corporate Counsel